Exhibit 10.44.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated as of December 20, 2005 (this “Amendment”), amending that certain Employment Agreement, dated as of September 16, 2005 (the “Employment Agreement”), is made and entered into by and between Horizon Lines, LLC, a Delaware limited liability company, and John V. Keenan.

The parties hereto desire to amend the Employment Agreement as herein provided.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Amendment of Section 2(c). The first sentence of Section 2(c) of the Employment Agreement is hereby deleted in its entirety and replaced by the following:

“The Executive shall serve as Senior Vice President and Chief Transportation Officer of the Company with such responsibilities, duties and authority as may from time to time be assigned to the Executive by the Parent Board, the Company Board or the Company CEO.”

2. No Other Amendments. Except as expressly provided in this Amendment, the Employment Agreement remains in full force and effect in accordance with its terms.

3. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Amendment.

4. Governing Law. This Amendment shall be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of New York, without reference to the principles of the conflicts of the State of New York or any other jurisdiction, and where applicable, the laws of the United States.

5. Effectiveness. This Amendment shall become effective on February 1, 2006.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Employment Agreement to be duly executed and delivered.

HORIZON LINES, LLC

By:	/s/ Charles G. Raymond
Charles G. Raymond President and Chief Executive Officer

/s/ John V. Keenan
John V. Keenan